UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 4, 2016

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2016, MetLife, Inc. (the “Company”) issued (i) a news release announcing its results for the quarter ended March 31, 2016 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, (ii) a Quarterly Financial Supplement for the quarter ended March 31, 2016 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference and (iii) a video first quarter 2016 financial update from chief financial officer John Hele, a transcript and description of which are attached hereto as Exhibit 99.3 (the “Video Description”) and are incorporated herein by reference. The Earnings Release, the Quarterly Financial Supplement and the Video Description are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	News release of MetLife, Inc., dated May 4, 2016, announcing its results for the quarter ended March 31, 2016

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2016

99.3	Description of video first quarter 2016 financial update from chief financial officer John Hele

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary

Date: May 4, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	News release of MetLife, Inc., dated May 4, 2016, announcing its results for the quarter ended March 31, 2016

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2016

99.3	Description of video first quarter 2016 financial update from chief financial officer John Hele